Nationwide Life Insurance Company: • Nationwide Variable Account -II

Prospectus supplement dated February 20, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On January 16, 2009, the Board of Trustees of the Pioneer Variable Contracts Trust voted to liquidate the Pioneer Small Cap Value VCT Portfolio: Class I mutual fund effective April 24, 2009.  Effective April 25, 2009, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Schwab Annuity Portfolios: Schwab Money Market Portfolio on April 24, 2009.